Net finance costs	12 Months Ended
Mar. 31, 2022
Analysis of income and expense [abstract]
Net finance costs	Net finance costs

(EUR thousand)	For the financial year ended March 31
	2022	2021	2020
Finance income
Interest income on current bank deposits	247	345	552
Net foreign exchange gains on financing activities	293	—	3,105
Net foreign exchange gains on operating activities (1)	—	—	1
Other finance income	636	2,121	1,651
Total finance income	1,176	2,466	5,309
Finance costs
Interest expense:
- Bank borrowings (including amortization of capitalized financing fees)	(22,184)	(21,463)	(25,554)
- Lease liabilities interest	(626)	(1,030)	(1,308)
-Interest expenses on Non-Convertible Preferred Equity Certificates issued to 3rd Parties	—	(76)	(170)
Net foreign exchange losses on financing activities	—	(280)	—
Net foreign exchange losses on operating activities (1)	(405)	(1,378)	(4,178)
Other finance costs	(2,579)	(2,203)	(5,948)
Total finance costs	(25,794)	(26,430)	(37,158)
Net finance costs	(24,618)	(23,964)	(31,849)
(1) Net foreign exchange gains and losses arising during the period result from the difference between the value originally recorded and the amount actually paid or received, as well as unrealized gains and losses due to the difference between the original value recorded and the value at the balance sheet date.EUR22.2 million (EUR21.5 million for the financial year ended March 31, 2021, EUR25.6 million for the financial year ended March 31, 2020) of finance costs for the financial year ended March 31, 2022 on bank borrowings includes EUR20.4 million (EUR19.4 million for the financial year ended March 31, 2021, EUR23.3 million for the financial year ended March 31, 2020) of interest expenses, and EUR1.8 millions (EUR2.7 million for the financial year ended March 31, 2021, EUR3.8 million for the financial year ended March 31, 2020) of amortization of capitalized financing fees. For further details regarding underlying loans and borrowings, refer to Note 26.